UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report
 (Date of earliest event reported)
September 7, 2007

THE COMMERCE GROUP, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-13672	04-2599931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Main Street, Webster, Massachusetts  01570
(Address of principal executive offices)                         (Zip Code)

Registrant’s telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
September 11, 2007

Section 5.  Corporate Governance and Management

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 7, 2007, The Commerce Group, Inc. (the “Company”) entered into employment agreements with its executive officers. Each agreement is for a term of three years, with automatic one year extensions, unless advance notice of non-renewal is provided by either party. If, during the term of the agreement, an executive resigns for good reason or the Company involuntary terminates the executive’s employment without cause, as those terms are defined in the agreement, then the executive officer will be entitled to receive from the Company a cash payment equal to 150% of the sum of the executive’s annual base salary as of separation date plus an “RSU Amount”, as discussed below.

If, during the term of the agreement, the resignation for good reason or involuntary termination without cause occurs within three years of a change of control, as defined in the agreement, then the executive officer will be entitled to receive from the Company a cash payment equal to 300% of the sum of the executive’s annual base salary as of separation date plus an RSU Amount.

If the executive resigns for good reason or the Company involuntary terminates an executive’s employment without cause, whether or not involving a change of control, and the executive is entitled to the benefits described above, then the executive will be subject to a one year non-compete and non-solicitation agreement, as detailed in the agreement. Each agreement also contains a provision for gross-up payments under IRS Code Sections 409A and 4999 for amounts pertaining to excise taxes or additional taxes imposed by these sections.

The employment agreement defines the “RSU Amount” as the value on the date of grant of the executive’s 2007 Restricted Stock Unit Award, which the Company first disclosed in a Form 8-K filed on February 23, 2007. Listed below are the number of units of restricted stock granted to the Company’s Chief Executive Officer, each of the Company’s executive vice presidents, and each other person who was a named executive officers in the Company’s 2007 proxy statement. The Company’s common stock closed at a value of $30.36 on February 16, 2007, the date the Company granted the 2007 Restricted Stock Unit Awards.

Executive Officer	Title	Restricted Stock Units
Gerald Fels	President and Chief Executive Officer	98,503
James A. Ermilio	Executive Vice President	46,059
Lawrence R. Pentis	Executive Vice President	39,526
Arthur J. Remillard, III	Executive Vice President	36,560
Randall V. Becker	Senior Vice President and Chief Financial Officer	29,918
John W. Hawie	Senior Vice President	26,395

A copy of the form of the employment agreement is attached as Exhibit 10.47 to this Form 8-K.

Section 9.  Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

10.47  Form of Employment Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMERCE GROUP, INC.
September 11, 2007

/s/ Robert E. McKenna
Robert E. McKenna
Vice President, Treasurer and Chief Accounting Officer